NEW COVENANT FUNDS
(the “Funds”)

Supplement Dated November 23, 2011 to the
Prospectus dated October 28, 2011

The following information supplements the disclosure contained in the current Prospectus for the Funds:

The Board of Trustees of the Funds was recently informed by One Compass Advisors, the investment adviser to the Funds (the “Adviser”), that the Adviser no longer intends to serve as the investment adviser to the Funds based on the Adviser’s decision to cease providing mutual fund advisory services.  The Board has therefore taken action to select a successor investment adviser.  At a meeting of the Board held on November 19, 2011, the Board voted to select SEI Investments Management Corporation (“SIMC”) to serve as investment adviser to the Funds, subject to the approval of the shareholders of the Funds.  A special meeting of the shareholders of the Funds (the “Special Meeting”) will therefore be held at which shareholders will be asked to approve an Investment Advisory Agreement between the Funds and SIMC.  At the Special Meeting, shareholders will also be asked to elect several new Trustees of the Trust since all but one of the current Trustees will be resigning from the Board.  Each of the proposed new Trustees currently serve as a Trustee of other investment companies managed and advised by SIMC and its affiliates.

Proxy materials for the Special Meeting will be mailed to shareholders in advance of the meeting date.  The Special Meeting is currently expected to be held during the first quarter of 2012 and, assuming that shareholders approve the Investment Advisory Agreement with SIMC, SIMC would begin serving as investment adviser to the Funds before the end of the first quarter of 2012.

SIMC intends to continue to manage the Funds in a manner consistent with the social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.) which the Funds have followed since their inception.

SIMC is a wholly-owned subsidiary of SEI Investments Company, a global provider of asset management and financial services including mutual fund advisory, accounting, administration and distribution services.  As of September 30, 2011, through its subsidiaries and partnerships in which it has a significant interest, SEI Investments Company managed or administered $395 billion in mutual fund and pooled assets or separately managed assets, including $162 billion in assets under management and $232 billion in client assets under administration.

Like the Adviser, SIMC has obtained “manager of managers” authority from the Securities and Exchange Commission (the “SEC”) which allows SIMC to retain unaffiliated sub-advisers to the mutual funds that it advises without the necessity of obtaining shareholder approval of the sub-advisers.  In the event that SIMC is approved by shareholders to serve as the investment adviser to the Funds, SIMC intends to continue to operate the Funds under a “manager of managers” arrangement and SIMC may either elect to continue to utilize the services of some or all of the current sub-advisers to the Funds or it may select new sub-advisers to provide sub-advisory services to the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE